                                                                   EXHIBIT 10.23

TRTGG HANSA

                              BORGENSFORBINDELSE
                              for lokal                              Bilaga nr 4

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Tillnor                Hyreskontrakt nr       i fastigheten       upprattat den
                       01009 0001 024         Guldfisken 31
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Hyrosvard              Trygg-Hansa Livforsokrings AB (Pub1)
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Hyresgast              Spray Network AB
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Borgen                 For hyresgastens fullgorande av skyldigheterna
                       saval enligt ovan namnda hyresavtal som enligt hyreslagen (12 kap jordabalken)
                       avensom
                       att ersatta varden for
                       - inkassokostnader
                       - av domstol utdomda rattegangskostnader
                       - ranta a samtliga ovan angivna obetalda belopp
                       samt att ersatta varden for
                       kostnader uppkomna i anledning av mal som handlagts vid kronofogdemyndighet enligt lag (1990:746)
                       om betalningsforelaggande och handrackning
                       gar undertecknade i borgen en for bada och bada for en sasom for egen skuld. Denna forbindelse gakker aven vid forlangning av hyresavtalet.
                       Borgensforbindelsen for varje borgensman ar maximalt 1.100.000:-kronor
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Underskrift            Ort/datum                         Ort/datum
                       Stockholm 29/4-98                 Stockholm 29/4-98
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                       Namnteckning                      Namnteckning
                       /s/                               /s/ Per Bystedt
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                       Namnfortydligande                Namnfortydligande
                       Lars T Andersson                 Per Bystedt
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                       Persnr/org nr                    Persnr/org nr
                       61 08 15  2736                   65 03 10  1070
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                       Adress                           Adress
                       c/o Vestermark                   Grev Turegatan 69, 4 tr
                       Asogatan 161, 4 tr               114 38 Stockholm
                       116 32 Stockholm
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Upplysningar           Borgen ar ett atagande av en eller flera personer att
                       ansvara for att annan i detta fall hyresgast fullgor sina forpliktelser.

                       Den som gar i borgen kallas borgensman.

                       Att borgen ingas som for egen skuld innebar att hyresvarden kan krava betalning direkt av borgensmannen sa snart hyresgasten forsummar sin betalningsskyldighet.

                       Om tva borgensman svarar en for bada och bada for en for exempelvis en hyresfordran svarar de solidariskt, dvs envar av dem kan av varden kravas att betala hela skulden.

                       Den borgensman som tvingas betala hela beloppet kan aterkrava sin andel av den andre borgensmannen. Nar borgen tecknas for en hyresgast bor envar borgensman erhalla kopia av borgensforbindelsen jamte kopia av hyresavtalet.

                       Skulle hyresgasten inte uppfylla sina ataganden, exempelvis inte betala hyran, bor varden underratta borgensmannen sa snart som mojligt sa att denne har mojlighet att vidta atgarder innan skulden blivit alltfor stor.

                       Denna borgensforbindelse forfaller i sin helhet nar bankgaranti enligt Tillagg nr 1 till detta hyreskontrakt overlamnats till hyresvarden.
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                                       1

TRYGG HANSA

                              PERSONAL GUARANTEE
                              FOR PREMISES                       APPENDIX NO. 4

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                     Lease contract no.  In the property         Drawn up on
                     01009 0001 024      Guldfisken 31
---------------------------------------------------------------------------------------------------------
Lessor               Trygg-Hansa Livsforsakrings AB (Publ)
---------------------------------------------------------------------------------------------------------
Lessee               Spray Network AB
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
Guarantee            For the lessee's fulfillment of the obligations both according to the above-mentioned lease agreement and according to the Rent Restriction Act (Chap. 12 of the Real Property Code) and
                     to compensate the lessor for
                     -  collection costs
                     -  legal costs awarded by a court
                     -  confirmed costs for the lessee's eviction
                     -  interest for all the unpaid amounts specified above
                     and to compensate the lessor for
                     -  costs arising in connection with cases processed by the Crown Bailiffs according to an Act (1990:746) on orders to pay and assistance
                     the undersigned guarantee one for both and both for one as for his own debt. This undertaking also applies for an extension of the lease agreement.
                     the guarantee for each guarantor is a maximum of SEK 1,100,000.00.
---------------------------------------------------------------------------------------------------------
Signature            Place/date                                 Place/date
                     Stockholm, 29/4/98                         Stockholm, 29/4/98
---------------------------------------------------------------------------------------------------------
                     Signature                                  Signature
                     [Signature]                                [Signature]
---------------------------------------------------------------------------------------------------------
                     Name in print                              Name in print
                     Lars T. Andersson                          Per Bystedt
---------------------------------------------------------------------------------------------------------
                     Civil reg./org. no.                        Civil reg./org. no.
                     61 08 15 - 2736                            65 03 10 - 1070
---------------------------------------------------------------------------------------------------------
                     Address                                    Address
                     c/o Vestermark
                     Asogatan 161, 4th floor                    Grev Turegatan 69, 4th floor

                     116 32 Stockholm                           114 38 Stockholm
---------------------------------------------------------------------------------------------------------
Information          The guarantee is an undertaking by one or more persons to be liable for another person's - in this case a lessee - fulfillment of their obligations.
                     The person setting the guarantee is called a guarantor.
                     The fact that the security is set as for his own debt means that the lessor can demand payment directly from the guarantor as soon as the lessee neglects his payment obligation.
                     If two guarantors are liable one for both and both for one, for example they are jointly and severally liable for a rent, i.e. each of them can be required by the lessor to pay the whole debt.
                     The guarantor who is compelled to pay the full sum can reclaim his share from the other guarantor.
                     When a guarantee is signed for a lessee, each guarantor should receive a copy of the personal guarantee as an appendix to the lease agreement.
                     Should the lessee not fulfil his obligations, for  example not pay the rent, the lessor should inform the guarantor as soon as possible so that he has an opportunity to adopt measures before the debt becomes too large.
                     This personal guarantee lapses is its entirety when a bank guarantee according to
                     Supplement no. 1 to this lease contract is submitted to the lessor.
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